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TESSERA CONFIDENTIAL

                                                                   EXHIBIT 10.34

                             FIRST LICENSE ADDENDUM
                          TO THE TCC LICENSE AGREEMENT

This "First Addendum" is entered into as of the last signature date of this First Addendum, shown below, (hereinafter "First Addendum Effective Date") between TESSERA INC., a corporation organized under the laws of Delaware having a principal place of business at 3099 Orchard Drive, San Jose, CA 95134 ("Tessera") and INTEGRATED PACKAGING ASSEMBLY CORPORATION, a corporation organized under the laws of Delaware, having a principal place of business at 2221 Old Oakland Road, San Jose, CA 95131-1402 ("Licensee") and modifies the TCC License Agreement entered into by and between the parties having an Effective Date of April 23, 1998 (hereinafter "Agreement"), with reference to the following:

                                      SCOPE

WHEREAS, Tessera and Licensee desire to clarify the "License Fee Option" section of the Agreement (Paragraph III.A.) to recognize the tasks previously performed and to further define the tasks to be performed and to reduce Licensee's financial risk;

The Parties Hereto Agree:

I. SUPPLEMENT TO THE AGREEMENT. This First Addendum merely supplements certain provisions of the Agreement. All provisions contained within the Agreement are therefore incorporated herein. In the event any of the provisions of the Agreement and this First Addendum conflict, the provisions contained in this First Addendum shall supersede the conflicting provisions in the Agreement.

II. LICENSE FEE OPTION. This Paragraph II replaces and supercedes Paragraph III.A. of the Agreement.

        A. Fee Option. As consideration for the licenses and the assembly rights and privileges of section II.A. of the Agreement, Licensee shall perform the package development services, technology transfer and training of Tessera's personnel called for in Paragraph VI.A. of the Agreement within [*] of the Effective Date of the Agreement in exchange for and in lieu of payment of Tessera's standard TCC Assembly License Fee of [*] US Dollars ($US[*]) for such licenses and assembly rights and privileges ("Standard License Fee").

        B. Fee Reduction. The Parties agree that as of the First Addendum Effective Date, Licensee has performed substantial work towards meeting the goals under Paragraph VI.A. of the Agreement. In consideration of such work, Tessera agrees to recognize [*] US Dollars (US$[*]) of the Standard License Fee as effectively paid. Portions of the remaining [*] US Dollar (US$[*]) License Fee amount shall be recognized as the Parties hereto mutually agree each "Milestone" (as defined in the chart below) has been satisfied:


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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TESSERA CONFIDENTIAL

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MILESTONES                                                           RECOGNIZED LICENSE FEE
                                                                      AMOUNTS
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
Mutually agreed upon material set, including substrate material,      US$[*]
die attach material, over-mold encapsulant material and solder ball material.*

* The material set is for package qualification purposes and does not mean the materials, per se, are covered under the
Tessera Patents licensed to Licensee.
--------------------------------------------------------------------------------------------
Package characterization using the above agreed upon set of           US$[*]
materials using a matrix (not to exceed 4) of die sizes. The characterization tests are to be mutually agreed upon between
Tessera and Licensee.
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Reliability testing of F-(mu)BGA packages in order to meet              US$[*]
mutually agreed upon reliability requirements using the
mutually agreed upon materials set and a mutually agreed upon set of tests. JEDEC moisture level to be separately agreed upon by the parties.
--------------------------------------------------------------------------------------------
A transfer package to be given to Tessera which includes:             US$[*]

     - Listing of the mutually agreed upon material set;

     - Results of the package characterization and qualification milestones set forth above.

     - Training materials explaining the process so any company experienced in modern IC assembly could repeat the work and obtain the same results.

     - The other requirements as set forth in Paragraph VI A of the Agreement.
--------------------------------------------------------------------------------------------


        Notwithstanding, Tessera and Licensee shall consult regularly with each other concerning Licensee's Milestone progress and schedule attainment, and if Licensee is unable to reasonably meet its obligations under this First Addendum and Paragraph VI.A. (of the Agreement) within three (3) years of the Effective Date of the Agreement, the parties agree that Licensee shall have the following options: 1) Licensee may elect to pay Tessera any remaining portion of the Standard TCC Assembly License Fee yet unrecognized at that time in order for Licensee to continue to enjoy the licenses and assembly rights and privileges of section II. A. of the Agreement (plus interest at [*]% per annum accrued from the Effective Date of the Agreement) on a mutually agreeable schedule not to exceed two (2) additional years in duration; or 2) Licensee may elect to cancel any of Licensee's remaining obligations to provide development and training services called for in Paragraph VI.A. and thereby terminate any licenses, rights and privileges (including any right to receive technology transfer and training from Tessera) under this First Addendum and under the Agreement, while understanding and agreeing that Licensee's obligations to grant Tessera the rights and privileges in Paragraph VII. shall remain in full force and effect.


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


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TESSERA CONFIDENTIAL

III. MISCELLANEOUS

        A. Entire Understanding. This First Addendum embodies the entire understanding between the parties relating to the subject matter hereof, whether written or oral, and there are no prior representations, warranties or agreements (except those specifically set forth in the Agreement) between the parties not contained in this First Addendum. Any amendment or modification of any provision of this First Addendum must be in writing, dated and signed by both parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this First Addendum as of the date last shown below.

For TESSERA INC.:                      For INTEGRATED PACKAGING
                                            ASSEMBLY CORPORATION:

By: /s/ BRUCE MCWILLIAMS               By:  /s/  PATRICK VERDERICO
   --------------------------              -------------------------------------
Name: Bruce McWilliams                 Name: Patrick Verderico
      -----------------------                -----------------------------------
Title: President & CEO                 Title: President & CEO
      -----------------------                 ----------------------------------
Date: April 26, 2000                   Date:  26 April 2000
     ------------------------                -----------------------------------



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